                                                            Exhibit 10(b)(1)

                            PLAYTEX PRODUCTS, INC.

                    FIRST AMENDMENT TO TERM LOAN AGREEMENT


            This FIRST AMENDMENT TO TERM LOAN AGREEMENT (this "Amendment") is dated as of January 28, 1998 and entered into by and among Playtex Products, Inc., a Delaware corporation ("Borrower"), the financial institutions listed on the signature pages hereof ("Lenders"), DLJ Capital Funding, Inc., as the Syndication Agent for Lenders ("Syndication Agent") and Wells Fargo Bank, N.A., as facility manager for the Lenders ("Facility Manager"), and, for purposes of
Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Term Loan Agreement dated as of July 21, 1997 (the "Term Loan Agreement"), by and among Borrower, Lenders, Syndication Agent and Facility Manager. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Term Loan Agreement.

                                   RECITALS

            WHEREAS, Borrower has advised Lenders that Borrower desires to acquire (the "Acquisition") 100% of the stock of Personal Care Holdings, Inc. ("PCH") by way of merger of PCH with and into PCG Acquistition Corp., a Delaware corporation and wholly owned subsidiary of Borrower to be subsequently renamed PCH, for an aggregate purchase price of approximately $191.4 million, including the refinancing of approximately $60 million in existing debt and the payment of approximately $8 million in related fees and expenses;

            WHEREAS, Borrower proposes to pay for the Acquisition through (i) the issuance of approximately 9,257,375 shares of its common stock and (ii) the borrowing of up to $100 million of senior secured debt;

            WHEREAS, Borrower has requested Lenders to amend the Term Loan Agreement to (i) permit Borrower to borrow such an additional $100 million in senior secured debt under the Term Loan Agreement (the "Additional Debt") and
(ii) make certain other related amendments as set forth below;

            WHEREAS, subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

            Section 1. AMENDMENTS TO THE TERM LOAN AGREEMENT

            1.1 Amendments to Cover Page

                  The cover page of the Term Loan Agreement is hereby amended by deleting the reference to "$150,000,000" contained thereon and substituting "$250,000,000" therefor.

            1.2 Amendments to Section 1: Definitions

            A. Subsection 1.1 of the Term Loan Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

            "'First Amendment': the First Amendment to Term Loan Agreement dated as of January 28, 1998, by and among Borrower, Lenders, Syndication Agent and Facility Manager.

            `First Amendment Effective Date': the date on which the conditions precedent to the effectiveness of the First Amendment as set forth in
      Section 2 thereof shall have been satisfied.

            `New Lenders': those financial institutions making Loans to the Borrower on the First Amendment Effective Date and identified as New Lenders on Schedule 1.1. Upon the effectiveness of the First Amendment, each New Lender will become a Lender for all purposes under the Term Loan Agreement to the same extent as if originally a party thereto.

            `PCH': Personal Care Holdings, Inc., a Delaware corporation, to be acquired by the Borrower on the First Amendment Effective Date."

            B. Subsection 1.1 of the Term Loan Agreement is hereby further amended by deleting the definition of "Commitment" therefrom and by substituting therefor the following:

            "'Commitment': as to any Lender, the obligation of such Lender to make a Loan to the Borrower on the Closing Date or on the First Amendment Effective Date, as the case may be, in a principal amount not to exceed the amount set forth opposite such Lender's name on Schedule 1.1 under the heading `Term Loan.'"

            C. Subsection 1.1 of the Term Loan Agreement is hereby further amended by deleting the "." from the end of the definition of "Lender" and substituting therefor the following:


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                  "and includes without limitation the New Lenders."

            1.3 Amendments to Section 2: Loans

            A. Subsection 2.1(a) of the Term Loan Agreement is hereby amended by adding the following sentence at the end thereof:

                  "Subject to the terms and conditions hereof, each New Lender severally agrees to make a Loan to the Borrower upon the First Amendment Effective Date in an amount not to exceed the amount of the Commitment of such New Lender."

            B. Subsection 2.1(c) of the Term Loan Agreement is hereby amended by adding the following sentence at the end thereof:

                  "The proceeds of the Loans made by the New Lenders upon the
            First Amendment Effective Date shall be used, together with approximately 9,257,375 of common stock shares issued by the Borrower, to acquire 100% of the stock of PCH by way of merger of PCH with and into PCG Acquisition Corp., a wholly owned subsidiary of Borrower to be subsequently renamed PCH, to refinance approximately $60 million of existing debt of PCH and to pay transaction costs and fees in an approximate amount of $8,000,000."

            C. Subsection 2.2 of the Term Loan Agreement is hereby amended (i) by adding the phrase "or the First Amendment Effective Date, as the case may be" to such subsection after each place the phrase "Closing Date" appears therein and (ii) in the second and third sentences thereof by deleting the words "Lender" or "Lenders" each place they appear and by substituting therefor the phrase "Lender or New Lender, as the case may be," or "Lender's or New Lender's, as the case may be," respectively.

            1.4 Amendments to Section 3: General Provisions

            A. Subsection 3.1 of the Term Loan Agreement is hereby amended by adding a new clause (c) at the end thereof as follows:

                  "(c) The Borrower shall pay to the Arranger and the
            Syndication Agent the amounts set forth in the letter agreement dated December 20, 1997 among the Arranger, the Syndication Agent and the Borrower in the amounts and on the dates set forth therein. The Arranger shall pay on the First Amendment Effective Date to each New Lender such amounts as have been agreed upon by the Arranger and such New Lender."


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            B. Subsection 3.2(a) of the Term Loan Agreement is hereby amended by
(i) deleting therefrom the number "25" and substituting therefor the number "23" and (ii) deleting therefrom the date "September 15, 1997" and substituting therefor the date "March 15, 1998."

            1.5 Substitution of Schedules

            A. Schedule 1.1: Address for Notice, Commitments. Schedule 1.1 to the Term Loan Agreement is hereby amended by deleting said Schedule 1.1 in its entirety and substituting in place thereof a new Schedule 1.1 in the form of Annex A to this Amendment.

            B. Schedule 3.2: Amortization of Term Loans. Schedule 3.2 to the Term Loan Agreement is hereby amended by deleting said Schedule 3.2 in its entirety and substituting in place thereof a new Schedule 3.2 in the form of Annex B to this Amendment.

            C. Schedule 4.15: Subsidiaries of Playtex Products, Inc. Schedule
4.15 to the Term Loan Agreement is hereby amended by deleting said Schedule 4.15 in its entirety and substituting in place thereof a new Schedule 4.15 in the form of Annex C to this Amendment.

            D. Schedule 4.20: Uniform Commercial Code Filing Locations. Schedule
4.20 to the Term Loan Agreement is hereby amended by deleting said Schedule 4.20 in its entirety and substituting in place thereof a new Schedule 4.20 in the form of Annex D to this Amendment.


            Section 2. CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (such date of satisfaction being referred to herein as the "First Amendment Effective Date"):

            A. On or before the First Amendment Effective Date, Borrower shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following with respect to the Borrower, each, unless otherwise noted, dated the First Amendment Effective Date:

                  1. Certified copies of its Articles or Certificate of Incorporation, or a certificate by its corporate secretary or an assistant secretary certifying that there has been no change in the Articles or Certificate of Incorporation subsequent to the Closing Date, except as disclosed in such certificate and attaching thereto copies of any such amendments certified by the Secretary of State of the jurisdiction of its incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction


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      of its incorporation and the jurisdiction in which its principal place of business is located, each dated a recent date prior to the First Amendment Effective Date;

                  2. Copies of its Bylaws, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary or a certificate by such secretary or assistant secretary certifying that there has been no change in the Bylaws subsequent to the Closing Date;

                  3. Resolutions of the Executive Committee of its Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and the incurrence of the Additional Debt under the Term Loan Agreement and approving and authorizing the execution, delivery and payment of the Notes issued to New Lenders (the "New Notes"), certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                  4. Signature and incumbency certificates of its officers executing this Amendment and the New Notes;

                  5. This Amendment executed by the Borrower and the Credit Support Parties and the New Notes executed by the Borrower and drawn to the order of the New Lenders;

                  6. An officer's certificate of a Responsible Officer of the Borrower to the effect that (i) there has been no material adverse change in the business, assets, debt service capacity, tax position, liabilities (including environmental liabilities), financial condition, operations or prospects of Borrower and its subsidiaries, since December 31, 1996, (ii) there has been no material adverse change in the business, results of operations, properties, assets or condition (financial or otherwise) of PCH and its subsidiaries, in each case taken as a whole, since December 31, 1996, (iii) there exists no pending or threatened materially adverse litigation as to the Borrower or PCH and (iv) immediately upon the funding of the Additional Debt, the Borrower will consummate the acquisition of PCH and will deliver to Collateral Agent or to Facility Manager, as the case may be, a Subsidiaries Guarantee and Security Documents executed by each of PCH and its Subsidiaries, together with such other documents and certificates as may be required under the Loan Documents, including without limitation UCC-1 Financing Statements;

                  7. The Lenders shall have received (i) such financial statements and related documents for PCH as received by Borrower and as agreed upon as necessary and sufficient by Borrower and Lenders and (ii) a pro forma opening balance sheet of the Borrower as of the First Amendment Effective Date giving effect to the contemplated transactions;


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                  8. The First Amendment to the Credit Agreement in
      substantially the form attached hereto as Annex F shall have been executed by the required parties under the Credit Agreement;

                  9. PCH shall have paid in full its existing indebtedness, including the release of any liens and collateral or other security interests associated therewith and shall have delivered to Collateral Agent appropriate UCC-3 Termination Statements with respect thereto; and

                  10. Borrower shall have delivered to Collateral Agent or to Facility Manager, as the case may be, a Subsidiaries Guarantee and Security Documents executed by each of Carewell Industries Inc. and its Subsidiaries, together with such other documents and certificates as may be required under the Loan Documents, including without limitation UCC-1 Financing Statements.

            B. On or before the First Amendment Effective Date, Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Paul, Weiss, Rifkind, Wharton & Garrison, counsel to the Borrower and of Paul E. Yestrumakas, general counsel and secretary of the Borrower, in form and substance reasonably satisfactory to the Arranger and the Facility Manager and their counsel, dated as of the First Amendment Effective Date, substantially in the forms set forth in Annex E hereto and as to such other matters as the Arranger or the Facility Manager may reasonably request; provided it is understood and agreed that any such opinions or portions of such opinions which relate to PCH and its Subsidiaries and any Subsidiaries Guarantee and Security Documents to be executed by PCH and its Subsidiaries will not be delivered until immediately after the Borrower has consummated the acquisition of PCH and its Subsidiaries.

            C. On or before the First Amendment Effective Date, Required Lenders shall have delivered to Arranger and Facility Manager originally executed copies of this Amendment and each New Lender shall have delivered to Arranger and Facility Manager originally executed copies of this Amendment.

            D. The Arranger and each New Lender shall have received the fees payable by Borrower on the First Amendment Effective Date in such amounts as have been separately agreed upon.

            E. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto not previously found acceptable by the Arranger and the Facility Manager, and its counsel shall be reasonably satisfactory in form and substance to the Arranger and the Facility Manager and such counsel, and the Arranger and the Facility Manager and such counsel shall have received all such counterpart originals or certified copies of such documents as the Arranger and the Facility Manager may reasonably request.


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            Section 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Term Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

            A. Corporate Power and Authority. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Term Loan Agreement as amended by this Amendment (the "Amended Agreement") and to issue the New Notes.

            B. Authorization of Agreements. The execution and delivery of this Amendment and the New Notes and the performance of the Amended Agreement and the payment of the New Notes have been duly authorized by all necessary corporate action on the part of Borrower.

            C. No Conflict. The execution and delivery by Borrower of this Amendment and the New Notes and the performance by Borrower of the Amended Agreement and the payment of the New Notes do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrower or any of its Subsidiaries; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of the Collateral Agent on behalf of Lenders); or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Borrower or any of its Subsidiaries.

            D. Governmental Consents. The execution and delivery by Borrower of this Amendment and the New Notes and the performance by Borrower of the Amended Agreement and the payment of the New Notes do not and will not require any registration with, consent or approval of, notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

            E. Binding Obligation. This Amendment and the New Notes have been duly executed and delivered by Borrower and this Amendment, the New Notes and the Amended Agreement are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.


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LA1-773680                                             to Term Loan Agreement]

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

            F. Incorporation of Representations and Warranties From Term Loan Agreement. The representations and warranties contained in Section 4 of the Term Loan Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

            Section 4. ACKNOWLEDGEMENT AND CONSENT

            Each Subsidiary Guarantor is a party to the Subsidiaries Guarantee and the other Security Documents to which such Credit Support Parties are parties pursuant to which such Subsidiary Guarantor has (i) guarantied Borrower's obligations under the Loan Documents and (ii) created Liens in favor of Collateral Agent on certain Collateral to secure the obligations of such Subsidiary Guarantor under the Subsidiaries Guarantee. The Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties", and the Subsidiaries Guarantee and the other Security Documents are collectively referred to herein as the "Credit Support Documents".

            Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Term Loan Agreement and this Amendment and consents to the amendment of the Term Loan Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations" (as such term is defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" in respect of the Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein. Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of this Amendment, and as a result thereof, the definition of "Obligations" contained in the Amended Agreement includes the obligations of Borrower under the New Notes.

            Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support


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LA1-773680                                             to Term Loan Agreement]

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Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Term Loan Agreement or any other Loan Document to consent to the amendments to the Term Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Term Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Term Loan Agreement.

            Section 5. MISCELLANEOUS

            A. Reference to and Effect on the Term Loan Agreement and the Other Loan Documents.

            (i) On and after the First Amendment Effective Date, each reference in the Term Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Term Loan Agreement, and each reference in the other Loan Documents to the "Term Loan Agreement," "thereunder," "thereof" or words of like import referring to the Term Loan Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Syndication Agent or the Facility Manager or any Lender under, the Term Loan Agreement or any of the other Loan Documents.

            B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in subsection 10.5 of the Term Loan Agreement, incurred by any of the Arranger, the Collateral Agent or the Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.


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                                        9

            C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [Remainder of page intentionally left blank]


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LA1-773680                                             to Term Loan Agreement]

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


BORROWER:                                 PLAYTEX PRODUCTS, INC.



                                          By: /s/ Michael F. Goss
                                              --------------------------------
                                          Title: Executive Vice President
                                                  and CFO


CREDIT SUPPORT PARTIES:                   Playtex Investment Corp.
                                          Playtex International Corp.
                                          Playtex Beauty Care, Inc.
                                          Playtex Manufacturing, Inc.
                                          Playtex Sales & Services, Inc.
                                          Sun Pharmaceuticals Corp.
                                          Smile-Tote, Inc.
                                          TH Marketing Corp.,
                                          (for purposes of Section 4 only)
                                          as Credit Support Parties



                                          By: /s/ Michael F. Goss
                                              --------------------------------
                                          Title: Executive Vice President





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LA1-773680                                             to Term Loan Agreement]


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